                                                                    EXHIBIT 4.13

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTA TIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFI CATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH BELOW. THE CORPORATION SHALL FURNISH A COPY OF THE CERTIFICATE OF INCORPORATION WITHOUT CHARGE TO EACH STOCKHOLDER WHO MAKES A REQUEST FOR THE SAME.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE CORPORA TION THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE CORPORATION AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE CORPORATION, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFI CATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFF SHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER

WITHIN THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVEST MENT PURPOSES AND NOT FOR DISTRIBUTION, THAT HAS FURNISHED TO THE REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE REGISTRAR), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATE MENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE CORPORATION AND THE REGISTRAR SUCH CERTIFI CATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE CORPORA TION THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEAN ING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVES TOR" AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE RE QUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

                                                                 CUSIP _________

                      INTERNATIONAL CABLETEL INCORPORATED

No. ____                                                          _______ Shares


          This certifies that ________ is the owner of _______ fully paid and non-assessable shares of the 13% Senior Redeemable Exchangeable Preferred Stock, par value $0.01 per share, of International CableTel Incorporated, a Delaware corporation (the "Corporation"). The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed manually or by the facsimile signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated: ____________
                              INTERNATIONAL CABLETEL INCORPORATED


                              By: _____________________________________________
                              Name:
                              Title:


                              By: _____________________________________________
                              Name:
                              Title:


                              Countersigned and Registered:

                              CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                              Transfer Agent and Registrar


                              By: ______________________________________________
                              Authorized Signature

                      INTERNATIONAL CABLETEL INCORPORATED

          This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corpora tion and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate assents by acceptance hereof.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -  as tenants in common
     TEN ENT -  as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -________________  Custodian ________________________________
                      (Cust)                      (Minor)

under Uniform Gifts to Minors Act _____________________________________________
                                                  (State)


Additional abbreviations may also be used though not in the above list.

                            CERTIFICATE OF TRANSFER

          FOR VALUE received,___________________________________________ hereby sell, assign and transfer unto_________________________________________________

_______________________________________________________________________________
          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE

_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________


_______________________________________________________________________   Shares

of the preferred stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________


____________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       ______________________________   _______________________________________


                             __________________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS CERTIFICATE MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICU LAR, WITHOUT ALTERATION OR ENLARGE MENT, OR ANY CHANGE WHATEVER.



   SIGNATURE(S) GUARANTEED: ___________________________________________________
                            NOTICE: SIGNATURE(S) SHOULD BE GUARANTEED BY A QUALIFIED MEDALLION GUARANTEE MEMBER AND MUST CORRE SPOND EXACTLY WITH THE NAME AS WRIT TEN UPON THE FACE OF THE CERTIFICATE.

    In connection with any transfer of any of the Preferred Stock evidenced by this certificate occurring prior to the date that is three years after the later of the date of original issuance of such and the last date, if any, on which such Preferred Stock were owned by the Corporation or any affiliate of the Corporation, the undersigned confirms that such Preferred Stock are being transferred:

     CHECK ONE BOX BELOW


     (1)   [ ]  to the Corporation; or

     (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) [ ] to an institutional "accredited investor" (as defined in Schedule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Registrar a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Registrar); or

     (5) [ ] pursuant to another available exemption from the registration require ments of the Securities Act of 1933.

     Unless one of the boxes is checked, the Registrar will refuse to register any of the Preferred Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Preferred Stock such legal opinions, certifications and other information as the Corporation has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                  ---------------------------------
                                  Signature

                   1
Signature Guarantee


----------------------------      ----------------------------------------------
Signature must be guaranteed      Signature


--------------------------------------------------------------------------------



_____________________
1
  Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing the shares of Preferred Stock evidenced by this certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowl edges that it has received such information regarding the Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date: _____________________  ____________________________________

                             NOTICE: To be executed by an executive officer

                    OPTION OF STOCKHOLDER TO ELECT PURCHASE


     If you want to elect to have this certificate or a portion thereof repurchased by the Corporation pursuant to paragraph (h) of the Certificate of Designation, check the box: [ ]

     If the purchase is in part, indicate the number of shares to be purchased:
__________


     Your Signature: _____________________________________________________
                     (Sign exactly as your name appears on the other side of this certificate)

     Date: ________________________

                         2
     Signature Guarantee:









____________________________
2
   Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                   SCHEDULE A
                          SCHEDULE OF PRINCIPAL AMOUNT

          The initial number of shares represented by this Global Security shall be ______ shares. The following increases or decreases in such number have been made:


                    Amount of decrease in    Amount of increase in        Number of shares        Signature of authorized
                      number of shares         number of shares         represented by this        officer of Registrar
Date of exchange     represented by this     represented by this      Global Security following
                      Global  Security         Global Security        such decrease or increase
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